UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2013

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
209 Munoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 13, 2013, Popular, Inc. (“Popular”) issued a press release announcing the sale of 5,800,000 shares of common stock of EVERTEC, Inc. (“EVERTEC”), as part of an underwritten public offering.  A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1 shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Popular’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Popular’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Exhibit 99.1         Press release dated December 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC.
(Registrant)

Date:	December 13, 2013	By: /s/ Jorge J. García
Jorge J. García
Senior Vice President and Corporate Comptroller